UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A-1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     November 10, 2010

ATHENA SILVER CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	_000-51808	90-0158978
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

c/o Brian Power; 2010A Harbison Drive # 312, Vacaville, CA  95687
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (707) 884-3766

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 3.02      UNREGISTERED SALE OF EQUITY SECURITIES AND USE OF PROCEEEDS.

The following amends and restates the information required by Item 701 of Regulation S-K with respect to the unregistered sales of equity securities by Athena Silver Corporation, a Delaware corporation (the "Company"), set forth in the Company’s Current Report on Form 8-K dated November 10, 2010 and originally filed with the Commission on November 10, 2010

1.  a.

Effective November 15 , 2010, the Company completed the sale of an aggregate of 2 , 750 ,000 shares of common stock, $.0001 par value to two affiliated investors and two non-affiliate d investor s , at a purchase price of $0.10 per share in consideration of $ 2 75 ,000 in cash.

b.

Each of the investors qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933 as amended (the "Securities Act").

c.

The Company paid no fees or commissions in connection with the issuance of the Shares.

d.

The sale of the Securities was undertaken without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Sections 4(2) thereunder.  The investors each qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D.  In addition, the Securities, which were taken for investment purposes and not for resale, were subject to restrictions on transfer.  We did not engage in any public advertising or general solicitation in connection with this transaction, and we provided each investor with disclosure of all aspects of our business, including providing each investor with our reports filed with the Securities and Exchange Commission and other financial, business and corporate information.  Based on our investigation, we believe that each accredited investor obtained all information regarding the Company that it requested, received answers to all questions posed and otherwise understood the risks of accepting our Securities for investment purposes.

e.

The issuance of the Shares is described in Item 3.02(a) above.

f.

The proceeds of the sales were used for general working capital.

2.

a.

On November 15, 2010, the Company issued, without registration under the Securities Act of 1933, as amended, (the “Securities Act”), an aggregate of 1,000,000 shares of the Company’s $.0001 par value common stock (the “Common Stock” or “Shares”).  The Shares were valued at $0.10 per share or $100,000 and paid in satisfaction of debt owed two affiliates of the Company.

b.

No placement agent or finder was used in the offering.  The shares were sold to two (2) investors, each of whom qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act.

c.

See subparagraph (a) above.  No commissions or other fees were paid in connection with the transaction.

d.

The grant of the Securities was undertaken without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Sections 4(2), 4(6) and 3(b) and Rule 506 of Regulation D thereunder.  The investor qualified as an “accredited investor”.  In addition, the Securities, which were taken for investment purposes and not for resale, were subject to restrictions on transfer.  We did not engage in any public advertising or general solicitation in connection with this transaction, and we provided each investor with disclosure of all aspects of our business, including providing the investors with our reports filed with the Securities and Exchange Commission and other financial, business and corporate information.  Based on our investigation, we believe that each accredited investor obtained all information regarding the Company that was requested, received answers to all questions posed and otherwise understood the risks of accepting our Securities for investment purposes.

e.

Not applicable.

f.

There were no cash proceeds as a result of this transaction.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Athena Silver Corporation

Date: November _ 18 , 2010	By: __/s/ John C. Power________ John C. Power President and Chief Executive Officer

4